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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

        SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act Of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12
Tully's Coffee Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

TULLY'S COFFEE CORPORATION

3100 Airport Way South
Seattle, Washington 98134

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December 19, 2002

Dear Shareholder:

        The Annual Meeting of Shareholders of Tully's Coffee Corporation ("Tully's" or the "Company") will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington, on December 19, 2002 at 8:00 a.m. (we will serve our premium coffee) for the following purposes:

          1.    To elect directors to serve until the next annual meeting of shareholders and until their respective successors are duly elected and qualified;

          2.    To ratify the appointment of PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 30, 2003; and

          3.    To conduct any other business that may properly come before the meeting or any adjournment thereof.

        If you were a shareholder of record on November 21. 2002, you will be entitled to vote on these matters. A list of shareholders as of the record date will be available for shareholder inspection at the Company's offices, 3100 Airport Way South, Seattle, Washington, during ordinary business hours from December 9, 2002 until the date of our Annual Meeting. The list also will be available for inspection at the Annual Meeting.

        At the meeting, you will have an opportunity to ask questions about the Company and the current state of our business. Regardless of the number of shares you own, your vote is important. Please sign, date and return the proxy card in the enclosed envelope at your earliest convenience.

        Details of the business to be conducted at the meeting are more fully described in the accompanying Proxy Statement.

        Whether or not you expect to attend in person, we urge you to vote your proxy by marking, dating and signing the enclosed proxy card and returning it promptly in the enclosed envelope. Voting your proxy will ensure the presence of a quorum at the meeting and will save the Company the expenses and extra work of additional solicitation. Voting your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option.

        The board of directors unanimously recommends that you vote for all of the proposals.

        We look forward to seeing you. Thank you for your ongoing support of and interest in Tully's.

By order of the board of directors,
Tom T. O'Keefe Chairman of the Board
Anthony J. Gioia President and Chief Executive Officer

Seattle, Washington
November 27, 2002

YOUR VOTE IS IMPORTANT

        Whether or not you expect to attend the Annual Meeting in person, we urge you to sign, date, and return the enclosed proxy card at your earliest convenience. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose.

TULLY'S COFFEE CORPORATION

3100 Airport Way South
Seattle, Washington 98134

PROXY STATEMENT FOR ANNUAL MEETING
OF SHAREHOLDERS

To Be Held December 19, 2002
8:00 a.m.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

        We are sending you this proxy statement and the enclosed proxy card because the Board of Directors of Tully's Coffee Corporation is soliciting your proxy to vote at the 2002 Annual Meeting of Shareholders, to be held on Wednesday, December 19, 2002, at 8:00 a.m., or at any adjournment thereof, for the purposes described in this proxy statement and the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the Museum of Flight, 9404 East Marginal Way South in Seattle, Washington.

        We mailed this proxy statement and the accompanying proxy card on or about December 3, 2002, to all shareholders entitled to vote their shares at the Annual Meeting

        This proxy statement describes the information regarding the matters to be voted upon at the Annual Meeting. You do not need to attend the Annual Meeting, however, to vote your shares. You may simply complete, sign and return the enclosed proxy card.

Who can vote at the Annual Meeting?

        Our board of directors has fixed November 21, 2002, as our "record date" for determining shareholders entitled to vote at the Annual Meeting. If you owned shares of our common stock, Series A Convertible Preferred Stock ("Series A Stock") or Series B Convertible Preferred Stock ("Series B Stock") at the close of business on November 21, 2002 then you are entitled to receive notice of, and to vote the shares that you owned as of the record date at, the Annual Meeting

        As of November 21, 2002, there were outstanding and entitled to vote at the Annual Meeting:

    •
    16,409,188 shares of our common stock;

    •
    15,378,264 shares of our Series A Stock; and

    •
    4,990,709 shares of our Series B Stock.

How many votes do I have?

        You have one vote for each share of Tully's common stock and Series B Stock that you owned on the record date. You have 1.18 votes for each share of Series A Stock. The proxy card will indicate the number of shares.

        Holders of our common stock, Series A Stock, and Series B Stock will vote together, as a single class, on the proposals submitted to the shareholders.

        Holders of our Series A Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Stock will be entitled to 8.26 votes for each share held (representing 1.18 votes per share, multiplied by the seven board positions being elected). Each holder of our Series A Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

How do I vote by proxy?

        If you properly cast your vote by completing, executing and returning the proxy card in the enclosed, self-addressed and stamped envelope, and you do not subsequently revoke your proxy, your shares will be voted in accordance with your instructions by your "proxy" (one of the individuals named on your proxy card). If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board as follows:

  •
  "FOR" electing the seven nominees for director; and

  •
  "FOR" ratifying PricewaterhouseCoopers LLP as our independent accountants for the fiscal year ending March 30, 2003 ("Fiscal 2003").

        If any other matter is presented at the Annual Meeting, your proxy will vote in accordance with his best judgment. At the time we mailed this Proxy Statement to you, we knew of no matters that needed to be acted on at the Annual Meeting other than those discussed in this Proxy Statement.

May I revoke my proxy?

        Yes. You may change your mind after you send in your proxy card by following any one of the following three procedures. To revoke your proxy:

  1.
  Send in another signed proxy with a later date;

  2.
  Send a letter revoking your proxy to us at our offices in Seattle, Washington; or

  3.
  Attend the Annual Meeting and vote in person.

        Attendance at the meeting will not, by itself, revoke your proxy.

What is the quorum requirement for the Annual Meeting?

        The quorum requirement for holding the meeting and transacting business is a majority of the outstanding shares entitled to be voted. The shares may be present in person or represented by proxy at the meeting. Both abstentions and broker non-votes are counted as present for the purpose of determining the presence of a quorum. Generally, broker non-votes occur when shares held by a broker for a beneficial owner are not voted with respect to a particular proposal because (1) the broker has not received voting instructions from the beneficial owner or (2) the broker lacks discretionary voting power to vote such shares.

How do I vote in person?

        If you plan to attend the Annual Meeting and vote in person, we will give you a ballot when you arrive. If your shares are held in the name of your broker, bank or other nominee, you must bring an account statement or letter from that broker, bank or nominee authorizing you to vote the shares on behalf of the nominee. The account statement or letter must show that you were the direct or indirect beneficial owner of the shares on November 21, 2002 the record date for voting.

What vote is required to approve each proposal?

        The seven nominees for director who receive the most votes will be elected by the holders of shares of our common stock, Series A Stock, and Series B Stock, voting together as a single class. If you do not vote for a nominee, or you indicate "withhold authority to vote" for a nominee on your proxy card, your vote will not count either "for" or "against" the nominee.

        A majority of the shares of our common stock, Series A Stock, and Series B Stock, voting together as a single class, is required to ratify PricewaterhouseCoopers LLP as our accountants for the Fiscal

2003. If you abstain from voting on this proposal it will have the same effect as a negative vote; if you do not vote on this proposal it will have no effect on this vote.

        Can my shares be voted if I don't return my proxy card and I don't attend the Annual Meeting?

        Under the rules of the National Association of Securities Dealers, if your broker holds your shares in its "street" name, the broker may vote your shares on routine matters even if it does not receive instructions from you. If your broker does not have discretion to vote your shares held in street name on a particular proposal and you don't give your broker instructions on how to vote your shares, the votes will be "broker non-votes."

        Abstentions and broker non-votes will have no effect on the election of directors or the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent accountants for fiscal year 2003.

What are the costs of soliciting these proxies?

        The Company will pay all the costs of soliciting proxies from our shareholders. Although we are mailing these proxy materials, our directors, officers and employees also may solicit proxies by telephone, fax or other electronic means of communication, or in person. No additional compensation will be paid to directors, officers or other employees for their assistance in soliciting proxies from our shareholders. We will reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you.

1.    PROPOSAL ONE: ELECTION OF DIRECTORS

        The authorized number of directors of the Company is currently set at seven. The board of directors has nominated the following seven directors of the Company identified below for election as directors at the Annual Meeting. Each nominee elected as a director will serve until the next annual meeting of shareholders and until such director's successor is duly elected and qualified, or until such director's earlier death, resignation or removal.

        Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote for the election of directors. Holders of our Series A Stock may exercise cumulative voting rights with respect to the election of directors by following the instructions on the proxy card. Cumulative voting means that each holder of our Series A Stock will be entitled to the number of votes equal to (i) the number of shares of Series A Stock owned of record by such holders times (ii) the number of directors to be elected at the annual meeting (seven) times (iii) 1.18, or 8.26 votes for each share held. Each holder of our Series A Stock may give one nominee all the votes such shareholder is entitled to cast, or may distribute such votes among as many nominees as such shareholder chooses. Unless the proxyholders are otherwise instructed, holders of our Series A Stock, by means of the accompanying proxy, will grant the proxyholders discretionary authority to cumulate votes.

        Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. In the event that any nominee should be unavailable for election as a result of an unexpected occurrence, such shares will be voted for the election of a substitute nominee designated by the board of directors. Each person nominated for election has agreed to serve if elected, and the board of directors has no reason to believe that any nominee will be unable to serve.

        The names of the nominees of the board of directors and certain information about them are set forth below.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF
THE NOMINEES NAMED BELOW.

Name of Nominee	Age	Position with the Company	Director Since
Tom T. O'Keefe(3)	48	Chairman of the Board	1992
Anthony J. Gioia(3)	52	Chief Executive Officer, President and Director	2002
Arthur J. Buerk(2)	66	Director	2002
Marc Evanger(2)	47	Director	1999
Larry A. Culver(1)	60	Director	1998
Lawrence L. Hood(1)(3)	43	Director	1994
George Hubman(2)	59	Director	1994

(1)
Member of the audit committee

(2)
Member of the compensation committee

(3)
Member of the governance and nominating committee

Nominees

        There are no family relationships among any of the directors or executive officers of Tully's Coffee Corporation. The principal occupation for the last five years of each nominee for directory of Tully's Coffee Corporation, as well as other information, is set forth as follows:

        Tom T. O'Keefe—Chairman of the Board, Founder.    Tom T. O'Keefe founded Tully's in 1992 and has served as a director and chairman of the board since that date. Mr. O'Keefe served as chief executive officer of Tully's from 1992 until March 2001. Mr. O'Keefe is also president and chief executive officer of O'Keefe Development Corporation, a real estate development and investment firm he founded. Tom and his wife Cathy have been actively involved in local and national community organizations for over 20 years. In 1983, the O'Keefe's co-founded the Patrons of Cystic Fibrosis, a local guild of volunteers working to support cystic fibrosis research in Washington. Mr. O'Keefe is a previous national board member, a former president and event chairman of the Cystic Fibrosis Foundation. Tom and Cathy are the recipients of the 1996 Breath of Life Award from the Patrons of Cystic Fibrosis and 2000 Living and Giving Award in from the Juvenile Diabetes Foundation of Seattle. Mr. O'Keefe's charitable efforts focus largely on children in the community. Mr. O'Keefe is presently serving as a board member to the Boys and Girls Club of Bellevue, Children's Hospital Foundation, Leukemia & Lymphoma Society Seattle Chamber of Commerce, Virginia Mason Hospital and is on the Board of Governors of the Columbia Tower Club and is the Chairman of the capital campaign for the Museum of Flight.

        Anthony Gioia—President and Chief Executive Officer and Director.    Mr. Gioia was named president and CEO of Tully's in May of 2002, and was also appointed a director of the Company. Prior to joining Tully's, Mr. Gioia was the president, CEO, and a director of Southwest Supermarkets, LLC ("SWS") in Phoenix, AZ, from 1999 to December 2001. SWS was one of the leading ethnic grocery chains in the southwest with 38 stores, generating approximately $300 million in annual revenue and was owned by a leveraged buy-out firm. In December 2001, SWS was sold to another supermarket chain through a reorganization under Chapter 11. From 1990 to 1998, Mr. Gioia served at Baskin-

Robbins, USA in Glendale, Calif., and was an officer of Dunkin' Donuts, in Randolph, Mass., both divisions of Allied Domecq, QSR, where he held the positions of senior vice president and then president of Baskin-Robbins. In 1986 Mr. Gioia co-founded Wolfgang Puck Food Company in Santa Monica, Calif., where he held the position of chief operating officer (COO) until 1990.

        Arthur Buerk—Director.    Mr. Buerk founded Buerk Craig Victor LLC ("BCV"), a Seattle-based private capital firm, in 1999 and serves as its managing director. BCV has invested in many Pacific Northwest companies, including Door To Door Storage, Vanson Halosource, and Performant, Inc. Mr. Buerk was also founder and director of Intermation, a records storage management service that was sold to Iron Mountain in 1998. Mr. Buerk also serves as a director for several companies, including Adinfonitum, Cybercamps, and Door to Door Storage. From February 2002 to August 2002, Mr. Buerk was a director of Cost-U-Less. Mr. Buerk is involved in various civic organizations, including the University of Washington as a Business School Advisory Board Member, Founder of the Program for Entrepreneurship and Innovation, and also serves as Harvard Business School Chief Class Secretary and is a Rotary Foundation Past President. He has a BA in finance and banking from the University of Washington and an MBA from the Harvard Business School. Mr. Buerk was appointed as a director on September 5, 2002.

        Marc Evanger—Director.    Mr. Evanger served as interim president and chief executive officer of Tully's from July 2001 through May 2002. Mr. Evanger has been a director of the Company since March 1999. Mr. Evanger joined Tully's in December 1998 as vice president—corporate planning and development, a part-time position. From 1984 to 1998 Mr. Evanger was with Quality Food Centers (QFC), a regional supermarket company, most recently as senior vice president of finance and administration and chief financial officer, which position he held from 1987 to 1998. From 1978 to 1984, Mr. Evanger was with Price Waterhouse & Company. Mr. Evanger is currently a director of Car Toys, Inc., a retailer of specialty automotive sound systems and cellular, Childhaven and the Boys & Girls Club of Bellevue and is active in other charitable and community activities.

        Larry Culver—Director.    Mr. Culver founded Inn Ventures, Inc., a hotel development and management company, in 1982. Mr. Culver has been recognized by numerous organizations for his accomplishments and innovative leadership including being the recipient of the "Inn of the Year Award", "Hotelier of the Year Award" and a finalist for several of Marriott International's highest awards. He serves on various boards of directors of civic and charity groups such as Big Brothers and Big Sisters of King County (past president, board of directors, and executive committee); Northwest Harvest Food Drive; Fred Hutchinson Cancer Research; Washington State University's Board of Trustees; Washington State University's Foundation; and Washington State University's Advisory Board for School of HRA. Mr. Culver has served as a director of Tully's since February 1998.

        Lawrence L. Hood—Director.    Mr. Hood is a principal and managing partner of Pacific Portfolio Consulting, L.P., an independent, fee only investment advisory firm. Between 1987 and 1992, Mr. Hood was a principal in charge of the investment division of Kibble & Prentice, Inc., a regional financial services firm. Mr. Hood served as a director for A-Sport, Inc., a manufacturer and distributor of water sports brands and snowboards and is a past member of the Charles Schwab Advisory Board.    Mr. Hood has served as a director of Tully's since February 1994.

        George Hubman—Director.    Mr. Hubman retired as vice president of sales and marketing at WRQ in December 1993. Mr. Hubman was co-founder of WRQ and held that position since the company's formation in 1981. Prior to WRQ, Mr. Hubman's career included sales positions with Hewlett Packard and IBM. He currently sits on the boards of directors of Horizon Broadcasting and Childhaven. He is a past president of Washington State University's College of Business and Economics advisory committee. Mr. Hubman has served as director of Tully's since February 1994.

        Other Directors (The terms of the following directors will expire upon election of the new directors):

        Kevin G. Fortun—Director.    Mr. Fortun founded Stockpot Soups in 1978 and served as its president and chief executive officer from 1978 to 1998. Stockpot Soups, which manufactures and distributes fresh refrigerated soups, sauces, entrees, gravies, stews and chili's throughout the United States and abroad, was sold to the Campbell Soup Company in 1998. Currently, Mr. Fortun is self-employed. Mr. Fortun is co-owner and a board member of Ride the Ducks, a Seattle based entertainment tour company. Mr. Fortun was elected as a director in March 2001.

        Richard J. Padden—Director.    Mr. Padden is of counsel to the law firm of Carney Badley Smith & Spellman, P.S. Mr. Padden is a founder, principal and board member of Grays Harbor Paper, LP, a principal and board member of SafeWorks, L.L.C, a manufacturer and distributor of safety and powered access equipment company, and owner of Northwest Container Services, Inc. an intermodal logistic company. Mr. Padden is a past president of the Washington Chapter of Cystic Fibrosis and is a founder and past president of the Patrons of Cystic Fibrosis Guild. Mr. Padden has served as a director of Tully's since February 1994.

        James Cameron Towne—Director.    Mr. Towne has been chairman of Greenfield Development Corporation, a real estate remediation and development company, since 1995. From 1982 to 1995, he was president, chief executive officer or chairman of various companies, including Osteo Sciences Corporation, Photon Kinetics, Inc., MCV Corporation, Metheus Corporation and Microsoft Corporation. From 1993 through 1998, he was president of the board of Overlake School. Mr. Towne also serves on the board of directors of Cutter & Buck, a specialty sportswear and outerwear clothing retailer, and Monowave Corporation, a privately held speech recognition software company. Mr. Towne has served as a director of Tully's since February 1998.

Other Non-Director Executive Officer:

        Kristopher S. Galvin—Vice President, Chief Financial Officer and Secretary.    Mr. Galvin joined Tully's in February 2002 as vice president, chief financial officer and secretary. From 1995 to December 2001, Mr. Galvin served first as CFO for Deposit Payment Protection Systems, Inc. (a subsidiary of Deluxe Corporation) for five years and in 2001 became Vice President for Retail Product Management for a company spun-off from Deluxe Corporation, eFunds Corporation, which provides electronic payment and risk management services to major retailers and financial institutions. Previously, he was CFO of three Pacific Northwest retail chains- Pay'n Save Drug Stores (1984-1992), Seattle Lighting Fixture Co. (1992-1994) and Ballard Computer (1994-1995). During 1975 to 1984 he was a CPA with the audit practice of Price Waterhouse.

Board Meetings and Committees

        The board of directors met eight times, during the 52 weeks ended March 31, 2002 ("Fiscal 2002"). No director (except for Mr. Fortun, who joined the board in March 2001) participated in fewer than 75% of the total number of meetings of the board and all committees of the board on which he served that were held during the period he served on the board or such committees.

        The board has an audit committee, a compensation committee, and a governance and nominating committee.

        Audit Committee.    The Audit Committee meets at least quarterly with the Company's management and independent accountants to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the board the independent accountants to be retained and receive and consider the accountants' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee is composed of Messrs. Culver, Hood, and Towne, each of whom is an independent director. The Audit Committee met five times during Fiscal 2002. The Board of Directors has adopted a charter governing the duties and responsibilities of the Audit Committee, which charter was filed with the proxy statement for the 2001 annual meeting of shareholders.

        Compensation Committee.    The Compensation Committee makes recommendations to the board regarding salaries, incentives and other forms of compensation for our directors, officers and other key employees, and administers policies relating to compensation and benefits, including the Company's 1994 Stock Option Plan (the "Plan"). The compensation committee's report on executive compensation for Fiscal 2002 is set forth below beginning on page 12. The Compensation Committee is composed of Messrs. Evanger, Hubman, and Buerk and met one time during Fiscal 2002.

        Governance and Nominating Committee.    The Governance and Nominating Committee recommends to the Board of Directors the slate of director nominees to be proposed by the Board to the shareholders, and any director nominees to be elected by the Board to fill interim director vacancies, and the directors to be selected for membership on and chairmanship of the committees of the Board. In addition, this committee addresses general corporate governance matters on behalf of the Board. The Governance and Nominating Committee is composed of Messrs. Hood, O'Keefe, and Gioia and met one time during Fiscal 2002.

Report of the Audit Committee

        To the Board of Directors of Tully's Coffee Corporation:

        We have reviewed and discussed with management the Company's audited consolidated financial statements as of and for the fiscal year ended March 31, 2002.

        We have discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, we have discussed with the independent auditors their independence with respect to the Company and considered whether their provision of non-audit services is compatible with maintaining their independence. We have determined that the provision of such services does not impair the auditor's independence.

        We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

        Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended March 31, 2002.

                      Audit Committee
                      James C. Towne, Chairman
                      Larry A. Culver
                      Lawrence L. Hood

Director Compensation

        The directors of Tully's receive no cash compensation for serving on the board of directors, but are reimbursed for reasonable expenses incurred in attending board and committee meetings. Under the director compensation policy that was in effect through June 30, 2002, each director was entitled to receive a grant of non-qualified options under the Company's 1994 Common Stock Option Plan to purchase 500 shares and 250 shares of Tully's common stock, respectively, for each board meeting and board committee meeting that the director attended. Each option had an exercise price of $0.01 per share, a term of ten years and was fully vested upon grant. In accordance with this policy, during Fiscal 2002, the members of the board received options to purchase an aggregate of 69,750 shares. Subsequent to Fiscal 2002 and through November 27, 2002, the directors received options to purchase an aggregate of 17,500 shares for meetings prior to June 30, 2002.

        The Board is currently evaluating a proposed director compensation policy pursuant to which each director would be entitled to an annual grant of non-qualified options under the Company's 1994 Common Stock Option Plan to purchase 5,000 shares of Tully's common stock at an exercise price of $0.01 per share, which options would vest one year after the grant date if the director attended not less than 75% of all board and applicable committee meetings during the vesting period.

VOTE REQUIRED AND BOARD RECOMMENDATION

        The nominees for election as directors will be elected by a plurality of the votes of the of the shares present in person or represented by proxy and entitled to vote at the annual meeting.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE IN FAVOR
OF EACH NAMED NOMINEE IN PROPOSAL 1.

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth certain information regarding the ownership of Tully's common stock, Series A Stock and Series B Stock as of October 31, 2002, by: (i) each director; (ii) the executive officers named in the Summary Compensation Table under "Executive Officer Compensation" (the "Named Executive Officers"); (iii) all executive officers and directors of the Company as a group; and (iv) all shareholders known by the Company to be beneficial owners of more than five percent of its voting securities:

	Common Stock			Series A Preferred			Series B Preferred
	Beneficial Ownership(1)		Percent Of Total	Beneficial Ownership(1)		Percent Of Total	Beneficial Ownership(1)	Percent Of Total
Tom T. O'Keefe	5,493,076	(2)	32.3%	-0-		*	-0-	*
Keith McCaw	4,723,885	(3)	22.5%	3,200,000	(4)	19.3%	-0-	*
George Hubman	1,772,948	(5)	10.3%	200,000		1.3%	-0-	*
Kevin G. Fortun	546,000	(6)	3.2%	280,000		1.8%	120,000	2.4%
Marc Evanger	434,350	(7)	2.6%	10,000		*	-0-	*
Lawrence L. Hood	188,945	(8)	1.1%	10,000		*	40,000	*
Richard J. Padden	144,417	(9)	*	20,000		*	-0-	*
Larry A. Culver	82,250	(10)	*	40,000		*	-0-	*
James C. Towne	57,250	(11)	*	20,000		*	-0-	*
Jamie S. Colbourne	15,000	(12)	*	10,000		*	-0-	*
Arthur Buerk	73,729	(13)	*	-0-		*	-0-	*
Anthony J. Gioia	750	(14)	*	-0-		*	-0-	*
Executive officers and directors as a group (10 persons)(15)	8,592,215		44.7%	580,000		3.8%	160,000	3.2%

*
Less than 1%.

(1)
Beneficial ownership is determined in accordance with the rules and regulations of the Securities and Exchange Commission and generally requires that the shareholder have voting or investment power with respect to the securities in question. Shares of common stock issuable upon exercise or conversion of options, warrants or Series A and Series B Stock that are exercisable or convertible within 60 days of October 31, 2002 are deemed to be beneficially owned by the holder of such securities but are not outstanding for the purpose of computing the percentage ownership of any other shareholder. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that each shareholder named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned thereby. As of October 31, 2002, the Company had 16,409,188 shares of Common Stock,

  15,378,264 shares of Series A Convertible Preferred Stock, and 4,990,709 shares of Series B Convertible Preferred Stock issued and outstanding.

(2)
Includes 1,692,467 shares of common stock subject to currently exercisable purchase options granted by Mr. O'Keefe to employees and third parties, 42,500 shares of common stock held by the O'Keefe Children's Trust, and an aggregate of 676,813 shares of common stock that Mr. O'Keefe has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002.

(3)
Includes an aggregate of 1,480,550 shares of Common Stock that Mr. McCaw has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002 and 3,200,000 shares of Series A Convertible Preferred Stock.

(4)
Assumes the conversion of a promissory note held by an affiliate of Mr. McCaw into 1,200,000 shares of Series A Convertible Preferred Stock.

(5)
Includes an aggregate of 699,917 shares of common stock that Mr. Hubman has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002 and 200,000 shares of Series A Convertible Preferred Stock.

(6)
Includes an aggregate of 146,000 shares of common stock that Mr. Fortun has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002. Also includes 280,000 and 120,000 shares of Series A and Series B Convertible Preferred Stock, respectively.

(7)
Includes an aggregate of 422,500 shares of common stock that Mr. Evanger has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002 and 10,000 shares of Series A Convertible Preferred Stock.

(8)
Includes an aggregate of 39,500 shares of common stock that Mr. Hood has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002. Also includes 10,000 Series A Convertible Preferred Stock. Additionally, includes 40,000 shares of Series B Convertible Preferred Stock owned by PPC Partners LLC, a company in which Mr. Hood has a 10% interest.

(9)
Includes an aggregate of 41,250 shares of common stock that Mr. Padden has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002 and 20,000 shares of Series A Convertible Preferred Stock.

(10)
Includes an aggregate of 34,250 shares of common stock that Mr. Culver has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002 and 40,000 shares of Series A Convertible Preferred Stock.

(11)
Includes an aggregate of 31,250 shares of common stock that Mr. Towne has the right to acquire pursuant to options and warrants exercisable within 60 days of October 31, 2002 and 20,000 shares of Series A Convertible Preferred Stock.

(12)
Includes an aggregate of 15,000 shares of common stock that Mr. Colbourne has the right to acquire pursuant to warrants exercisable within 60 days of October 31, 2002 and 10,000 shares of Series A Convertible Preferred Stock.

(13)
Includes 500 shares of common stock that Mr. Buerk has the right to acquire pursuant to options exercisable within 60 days of October 31, 2002. Additionally, includes an aggregate of 73,229 shares of common stock that Buerk, Craig, Victor LLC, a company in which Mr. Buerk has a 20% interest, has the right to acquire pursuant to warrants exercisable within 60 days of October 31, 2002.

(14)
Includes 750 shares of common stock that Mr. Gioia has the right to acquire pursuant to options exercisable within 60 days of October 31, 2002

(15)
Excludes holding of Keith McCaw and Jamie S. Colbourne, neither of whom currently is a director or executive officer of the Company.

Executive Compensation

        The following table discloses compensation awarded or paid to, or earned by the Named Executive Officers during Fiscal 2002. No other executive officer received salary and bonus that exceeded $100,000 during Fiscal 2002.

SUMMARY COMPENSATION TABLE

Long-Term Compensation Awards Securities Underlying Options (#)
Annual Compensation
Name and Principal Positions						All Other Compensation
	Year	Salary		Bonus
Marc Evanger Interim President and Chief Executive Officer and Director(1)	2002 2001 2000	$ $ $	192,885 52,000 52,000	— — —	7,250 3,500 1,000	— — —
Jamie Colbourne President and Chief Executive Officer(2)	2002		$15,385	—	—	—

(1)
Mr. Evanger served as interim president and chief executive officer of the Company for the period from July 14, 2001 through May 2002.

(2)
Mr. Colbourne served as chief executive officer and president of the Company for the period March 27, 2001 through July 13, 2001.

Option Grants in Fiscal 2002

        The following table provides information relating to stock options awarded to the Named Executive Officers during Fiscal 2002. (All of the below referenced option awards were fully vested at the time the options were granted.)

Name	Number of Securities Underlying Options Granted (# of Shares)	% of Total Options Granted to Employees in fiscal year 2002	Exercise or Base Price ($/Sh)		Expiration Date	Grant Date Present Value(1)
Marc Evanger	7,250	0.4%	$0.01	(2)	4/1/2011	$14,464
Jamie Colbourne	—	—	—		—	—

(1)
The present value of the stock options was estimated on their date of grant using the Black-Scholes option pricing model with the following weighted average assumptions: (a) risk-free interest rate of 6%; and (b) expected life of 10 years.

(2)
The fair market value at date of grant was $2.00 per share.

Aggregated Option Values as of Fiscal Year-End 2002

        The following table provides information regarding the aggregate number of options exercised during Fiscal 2002, by the Named Executive Officers and the number of shares subject to both exercisable and unexercisable stock options as of March 31, 2002.

Aggregated Option Exercises in Fiscal Year 2002
and 2002 Year-End Option Values

			Number of Securities Underlying Unexercised Options at End of Fiscal Year 2002			Value of Unexercised In-The-Money Options at End of Fiscal Year 2002(1)
Name	Shares Acquired on Exercise	Value Realized ($)
			Exercisable		Unexercisable	Exercisable	Unexercisable
Marc Evanger	—	—	413,750	(2)	—	$469,363	—
Jamie Colbourne	—	—	—		—	—	—

(1)
The stock options were granted with exercise prices ranging from $0.01 to $2.25 per share. The value was determined using a fair market value of $2.00 per share as compared to the exercise price at grant.

(2)
Includes options to purchase 201,500 shares of common stock granted by Company's chairman, Tom T. O'Keefe under the Founder's Stock Option Plan (see Note 21 to the Consolidated Financial Statements).

Compensation Committee Interlocks and Insider Participation

        During Fiscal 2002, management compensation issues generally were reviewed and approved by the Compensation Committee, which was composed of George Hubman and Graham Anderson, a former director. During Fiscal 2002, no executive officer of the Company served on the board of directors or compensation committee of another entity that had an executive officer serving on Tully's Board or its Compensation Committee.

        George Hubman guaranteed the Company's prior bank line of credit in return for a combined guarantee fee of one percent (1.0%) of the line's monthly average balance. In exchange for the guarantee, the Company issued stock options to Mr. Hubman for 52,556 shares during Fiscal 2002 with an estimated fair market value of $104,500. The line of credit was repaid on October 1, 2001.

        George Hubman is also a guarantor of the new credit facility entered into by Tully's in November 2002. In consideration for providing the guaranties, the Company will issue warrants to purchase 30.86 shares of common stock, at an exercise price of $0.05 per share, for each $1,000 of debt guaranteed by a guarantor during the month. If the Company were to fully borrow to the limit of the guaranties, it would issue warrants to purchase 18,516 shares to Mr. Hubman each month.

Employment Agreements and Compensatory Arrangements

        Tully's generally does not enter into employment agreements or written compensatory arrangements with its employees, including the Named Executive Officers. Following the end of Fiscal 2002, the Company entered into an employment agreement with Tony Gioia, its new chief executive officer and president, pursuant to which the Company will pay Mr. Gioia an annual base salary of $250,000 in Fiscal 2003, subject to annual increases of not less than 10% in each of the second and third years of the agreement. The employment agreement also provides for payment of an annual, performance-based bonus; stock option grants; and certain other benefits, including a payment in the event of a change in control of the Company. Also subsequent to Fiscal 2002, the Company entered into a compensation arrangement with Kristopher Galvin, its chief financial officer, pursuant to which the Company agreed to pay Mr. Galvin an annual base salary of $150,000, subject to annual adjustment, and an annual performance-based bonus. Both Mr. Gioia and Mr. Galvin are entitled to certain severance payments.

Report of Compensation Committee on Executive Compensation

Report of Compensation Committee on Executive Compensation

Executive Compensation Philosophy

        The compensation committee of the board of directors was composed of two outside directors (George Hubman and Graham Anderson) during Fiscal 2002. Marc Evanger was appointed to the committee on May 23, 2002, and serves as its chairman. The compensation committee is responsible for evaluating compensation levels and compensation programs for executives and for making recommendations to the board regarding appropriate compensation awards for executive management. During Fiscal 2000, the compensation committee commissioned Watson Wyatt, a leading human resources consulting firm, to review and develop the Company's executive compensation program.

        The executive compensation program of the Company is designed to attract, retain and motivate executive officers capable of leading the Company to meet its business objectives, to enhance long-term shareholder value and to reward executive management based on contributions to both the short and long term success of the Company. The compensation committee's philosophy is for the Company to use compensation policies and programs that align the interests of executive management with those of the shareholders and to provide compensation programs that create incentives for and reward both the short and long term performance of the executive officers based on the success of the Company in meeting its business objectives.

Executive Compensation Components

        Base Salary.    Recommendations for base salaries for executive officers are made at levels believed by the compensation committee to be sufficient to attract and retain qualified executive officers based on the stage of development of the Company and the market practices of other companies. A change in base salary of an executive officer is based on an evaluation of the performance of the executive, prevailing market practices and the performance of the Company as a whole. In determining recommended base salaries, the compensation committee not only considers the short term performance of the Company, but also the success of the executive officers in developing and executing the Company's strategic plans, developing management employees and exercising leadership in the development of the Company.

        Incentive Bonus.    The compensation committee believes that a portion of the total cash compensation for executive officers should be based on the Company's success in meeting its short-term performance objectives and contributions by the executive officers that enable the Company to meet its long-term objectives, and has structured the executive compensation program to reflect this philosophy. This approach creates a direct incentive for executive officers to achieve desired short-term corporate goals that also further the long-term objectives of the Company, and places a portion of each executive officer's annual compensation at risk.

        Stock Options.    The compensation committee believes that equity participation is a key component of the Company's executive compensation program. Stock options are awarded by the board of directors to executive officers primarily based on potential contributions to the Company's growth and development and marketplace practices. These awards are designed to retain executive officers and to motivate them to enhance shareholder value by aligning the financial interests of executive officers with those of shareholders. Stock options provide an effective incentive for management to create shareholder value over the long term because the full benefits of the option grants cannot be realized unless an appreciation in the price of the Company's common stock occurs over a number of years.

        Chief Executive Officer Compensation.    In assembling the Chief Executive Officer's compensation package, the Committee pursued the objectives discussed above, worked within the framework and guidance of the Watson Wyatt compensation review performed in Fiscal 2000, considered the individual performance of the Chief Executive Officer and the cash resources and needs of the Company.

                      Compensation Committee
                      Marc Evanger, Chairman
                      Graham S. Anderson
                      George Hubman

Certain Relationships and Related Transactions

        During Fiscal 2001 and 2000, the Company made charitable contributions for the benefit of Tully's of approximately $241,000 and $42,000, respectively, on behalf of a foundation organized by the Chairman (the "Foundation"). As a result of these payments and contributions, at April 1, 2001 and April 2, 2000, the Company had receivables of approximately $601,000 and $231,000 from its Chairman and the Foundation, respectively. These receivables, including interest that accrued at an interest rate of prime plus one percent per annum on the outstanding balance of the receivables, were paid to the Company in August 2001 by Tom O'Keefe and the Foundation, respectively.

        The Company's line of credit was guaranteed by Tom O'Keefe and George Hubman, a director, in consideration for a guarantee fee of one percent (1.0%) of the line's monthly average balance. In Fiscal 2002, the Company issued options to purchase an aggregate of 105,112 shares of common stock with an estimated fair market value of $209,000, to the guarantors in consideration for their guarantee. The line of credit was repaid on October 1, 2001.

        Richard Padden, a director of the Company, is of counsel with the law firm, Carney Badley Smith & Spellman, which provides legal services to the Company. During Fiscal 2002, the Company incurred fees and costs of $317,000 (of which approximately $116,000 was payable at May 31, 2002), related to services performed for Tully's by the law firm.

        During the fourth quarter of Fiscal 2001, George Hubman loaned the company $250,000. In April 2001, Jamie Colbourne, Kevin Fortun, and PPC Partners LLC loaned the Company an aggregate of $1,000,000. These notes payable were repaid in Fiscal 2002.

        In December 2000, the Company issued a convertible promissory note (the "Note") in the principal amount of $3,000,000 to a company owned by Keith McCaw, a former director of the Company and the beneficial owner of more than 10% of the Company's outstanding common stock. At any time prior to the earlier of January 2, 2005, or repayment of the Note, the Note is convertible into the Company's Series A Preferred Stock or, in the event that all shares of Series A Preferred Stock have been converted prior to such date, then into the Company's common stock. The conversion rate is the lesser of $2.50 per share or the price per share of the most recent offering price, public or private, of the Company's common stock. On each January 1st until the Note is repaid, the Company will issue, in lieu of interest thereon, warrants to purchase 8,000 shares or common stock for each $100,000 of principal outstanding under the Note. The warrants have an exercise price of $0.01 and are exercisable for ten years from the issuance dates thereof. In January 2001 and January 2002, the Company granted warrants to purchase 240,000 shares of common stock during each year in accordance with the terms of the Note.

        In November 2002, the Company entered into a new credit facility that is guaranteed by several individuals, including Messrs. O'Keefe, Hood, Evanger, Hubman, Fortun and Padden. In consideration for providing the guaranties, the Company will issue warrants to purchase 30.86 shares of common stock, at an exercise price of $0.05 per share, for each $1,000 of debt guaranteed by a guarantor during the month. Accordingly, if the Company were to fully borrow to the limit of the guaranties, it would issue warrants each month to guarantor directors as follows: O'Keefe (12,344), Hood (3,086), Evanger (3,086), Hubman (18,516), Fortun (9,258) and Padden (6,172). The Company also has agreed to indemnify the guarantors in connection with the guaranties and has granted each of them a security interest in substantially all of the Company's assets.

        Pursuant to his employment agreement with the Company and in connection with his relocation to Seattle, Tony Gioia received an interest-free loan of $100,000 from the Company to facilitate the purchase of a personal residence. The employment agreement provided that the loan must be repaid to the Company on the earlier to occur of May 13, 2005 or the date on which Mr. Gioia's employment is terminated by Tully's for cause, but that Mr. Gioia's obligation to repay the loan would be forgiven by Tully's in the event of (i) a change in control of the Company or (ii) the termination of Mr. Gioia's employment by the Company without cause or by Mr. Gioia for good reason (as such term is defined in the employment agreement). Mr. Gioia subsequently offered to repay the loan early. The Compensation Committee and Mr. Gioia have negotiated terms for the early repayment and for amendment of his employment agreement, subject to approval by the board of directors. Under this proposed amendment to the employment agreement (i) the loan will be repaid in December 2002, (ii) Mr. Gioia will receive an annual housing allowance of $10,000 each December in fiscal 2003 through 2005, and (iii) in the event of a change in control of the Company or the termination of Mr. Gioia's employment by the Company without cause or by Mr. Gioia for good reason (as such term is defined in the employment agreement), he will receive a payment (in addition to any severance or other compensation due to him) in the amount of $100,000 less the total amount paid for the annual housing allowances.

2.    PROPOSAL TWO: RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

        The board of directors has appointed PricewaterhouseCoopers LLP as independent accountants of the Company for the fiscal year ending March 30, 2003, and has further directed that the selection of such independent accountants be submitted for ratification by the shareholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited the Company's financial statements since 1999. The Company has been advised by PricewaterhouseCoopers LLP that neither that firm nor any of its associates has any relationship with the Company other than the usual relationship that exists between independent accountants and clients. PricewaterhouseCoopers LLP will have one or more representatives available at the Annual Meeting who will be available to make a statement if they so desire and to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE
APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING MARCH 30, 2003.

        Selection of our independent accountants is not required to be submitted for shareholder approval, but our board of directors is seeking shareholder ratification because as a matter of good corporate practice. If the shareholders do not ratify this selection, the board of directors will reconsider its selection of PricewaterhouseCoopers LLP and will either continue to retain this firm or appoint new auditors upon recommendation of the audit committee. Even if the selection is ratified, the audit committee and our board of directors, in their discretion, may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in our best interests and those of our shareholders.

Fees Paid to PricewaterhouseCoopers LLP

        The following table shows the fees paid or accrued by the Company for the audit and other services provided by PricewaterhouseCoopers LLP for Fiscal 2002.

Audit Fees(1)	$185,000
Financial System Design & Implementation Fees	0
Other Fees(2)	150,000

$335,000

(1)
Audit services of PricewaterhouseCoopers LLP for Fiscal 2002 consisted of the examination of the consolidated financial statements of the Company and quarterly reviews of financial statements.

(2)
Other fees includes $100,000 for audit-related services, including among other items, services related to filings made with the Securities and Exchange Commission and $50,000 for other services including, among other items, tax services and accounting consulting. The Audit Committee has considered whether the provision of the non-audit services listed as "Other Fees" in the table above is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

Section 16 (a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that Tully's directors, executive officers and greater-than-10% shareholders file reports with the Securities and Exchange Commission reporting their initial beneficial ownership of Tully's equity securities and any subsequent changes to their respective security holdings. They also must provide Tully's with copies of these reports. During Fiscal 2002, the following reporting persons failed to file on a timely basis the Statement of Changes of Beneficial Ownership on Form 4 as set forth below: Mr. O'Keefe had 20 transactions and was late in filing ten statements of changes; Mr. Graham Anderson (director of Tully's from 1994 to September, 2002) had 14 transactions and was late in filing ten statements of changes; Mr. Culver had 15 transactions and was late in filing eight statements of changes; Mr. Evanger had 14 transactions and was late in filing ten statements of changes; Mr. Fortun had nine transactions and was late in filing seven statements of changes; Mr. Hood had 20 transactions and was late in filing ten statements of changes; Mr. Hubman had 19 transactions and was late in filing ten statements of changes; Mr. Padden had 19 transactions and was late in filing ten statements of changes; Mr. Towne had 20 transactions and was late in filing eleven statements of changes; and Ms. Kimberly Beach (director of Tully's from February to August, 2002) had one transaction and was late in filing one statement of changes.

3.    OTHER MATTERS

OTHER BUSINESS

        The board of directors does not intend to bring any other business before the meeting, and knows of no other matters to be brought before the meeting. If, however, other matters are properly presented for a vote at the meeting, the proxy holders (the individuals designated on the proxy card) will vote your shares according to their judgment on those matters.

PROPOSALS OF SHAREHOLDERS

        Shareholders who wish to have proposals for action at our 2003 Annual Meeting of Shareholders considered for inclusion in the Company's proxy statement and form of proxy for the Company's 2003 Annual Meeting of Shareholders pursuant to Rule 14a-8, "Shareholder Proposals," of the Securities

and Exchange Commission, must cause their proposals to be received in writing by us at our address set forth on the first page of this Proxy Statement no later than August 5, 2003. Such proposals should be addressed to our Corporate Secretary, and may be included in next year's proxy materials if they comply with the rules and regulations promulgated by the Securities and Exchange Commission. The deadline for submitting a shareholder proposal or a nomination for director that is not to be included in such proxy statement and proxy is also August 4, 2003. Shareholders are also advised to review the Company's Bylaws, which contain additional advance notice requirements. No business shall be conducted at any annual meeting except in accordance with the procedures set forth in our bylaws.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

        The firm of independent accountants recommended by the audit committee and elected by our board of directors for the fiscal year ending March 31, 2002 is PricewaterhouseCoopers LLP. The board of directors expects that the representatives of PricewaterhouseCoopers LLP will be present at the meeting, will be given an opportunity to make a statement at such meeting if they desire to do so and will be available to respond to appropriate questions.

INCORPORATION BY REFERENCE

        To the extent that this proxy statement is incorporated by reference into any other filing by Tully's under the Securities Act of 1933 or the Securities Exchange Act of 1934, the sections of this proxy statement entitled "Report of the Compensation Committee on Executive Compensation," and "Report of the Audit Committee" (to the extent permitted by the rules of the Securities and Exchange Commission), will not be deemed incorporated, unless specifically provided otherwise in such filing.

ADDITIONAL INFORMATION

        The Company's Annual Report for the fiscal year ended March 31, 2002, which includes our Annual Report on Form 10-K, was first mailed to the shareholders of the Company with this proxy statement on or about December 3, 2002. The Annual Report is not to be treated as part of the proxy solicitation material or as having been incorporated by reference herein.

        Additional copies of our Annual Report on Form 10-K for the fiscal year ended March 31, 2002, as filed with the SEC, excluding exhibits, may be obtained by shareholders without charge by written request to Investor Relations, Tully's Coffee Corporation, 3100 Airport Way South, Seattle, Washington 98134. The report, including exhibits, also may be accessed on the Internet at www.sec.gov.

Tully's Coffee Corporation 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 19, 2002

The shares of stock you hold in your account will be voted as you specify on the reverse side. If not choice is specified, the proxy will be voted "FOR" all nominees listed on the reverse side and "FOR" ratification of PricewaterhouseCoopers LLP as independent accountants of the Company. By signing the proxy, you revoke all prior proxies and appoint Anthony J. Gioia and Tom T. O'Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

In order to ensure that your vote is properly included, please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope so we can receive this prior to the meeting. Please return this proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

 See reverse for voting instructions

 TULLY'S COFFEE CORPORATION

ANNUAL MEETING OF THE SHAREHOLDERS

Thursday, December 19, 2002
8:00 a.m. local time
Museum of Flight
9404 East Marginal Way South

(Parking Entrance at So. 96th Place)

TYPE:

PROXY

The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors:			☐ Vote FOR	☐ Vote WITHHELD
	01 Tom T. O'Keefe 02 Anthony J. Gioia 03 Arthur J. Buerk	04 Larry A. Culver 05 Marc Evanger	06 Lawrence L. Hood 07 George Hubman	all nominees (except as marked)	from all nominees

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominees(s) in the box provided to the right.)

For Holders of Series A Convertible Preferred Stock Only: If you are a holder of Series A Convertible Preferred Stock, you may cumulate your votes for election of directors. Your cumulative votes may be determined by multiplying (i) the number of shares of Series A Convertible Preferred Stock that you own by (ii) the number of directors on which on are entitled to vote (seven) by (iii) 1.18. If you wish to cumulate your votes for one or more nominee(s), please indicate the number of votes that you wish to cast for each nominee (the number of votes cannot exceed your cumulative vote total) on the line next to each nominee's name above.
2.	Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending March 30, 2003.			☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for, the purpose of selecting additional proxies.
Date:

Signature(s) in Box
Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy
\*/ Please fold here \*/

PLEASE HELP US UPDATE OUR RECORDS. CONFIRM THE FOLLOWING INFORMATION
INCLUDED IN YOUR PROXY CARD ABOVE:

Name as it appears on my stock certificate(s) is exactly the same as shown above.
Yes ☐ No ☐
If No, please contact me at the following number or e-mail address:
Total Number of Common, Preferred A or Preferred B shares is exactly the same as shown above.
Yes ☐ No ☐
If No, please contact me at the following number or e-mail address:
Mailing Address as listed below is correct as shown.
Yes ☐ No ☐
If No, New Address:
RSVP REQUESTED:
YES, I WILL BE ATTENDING THE SHAREHOLDER MEETING
NO, I WILL NOT BE ATTENDING

Tully's Coffee Corporation 3100 Airport Way South Seattle, WA 98134	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on December 19, 2002

The shares of stock you hold in your account will be voted as you specify on the reverse side. If not choice is specified, the proxy will be voted "FOR" all nominees listed on the reverse side and "FOR" ratification of PricewaterhouseCoopers LLP as independent accountants of the Company. By signing the proxy, you revoke all prior proxies and appoint Anthony J. Gioia and Tom T. O'Keefe, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments.

In order to ensure that your vote is properly included, please complete, date and sign this proxy and return it promptly in the enclosed postage paid envelope so we can receive this prior to the meeting. Please return this proxy whether or not you plan to attend the Annual Meeting. If you attend the meeting, you may vote in person if you wish, even if you have previously returned your proxy.

 See reverse for voting instructions

 TULLY'S COFFEE CORPORATION

ANNUAL MEETING OF THE SHAREHOLDERS

Thursday, December 19, 2002
8:00 a.m. local time
Museum of Flight
9404 East Marginal Way South

(Parking Entrance at So. 96th Place)

TYPE:

PROXY

The Board of Directors recommends a vote FOR each of the proposals.

1.	Election of directors:			☐ Vote FOR	☐ Vote WITHHELD
	01 Tom T. O'Keefe 02 Anthony J. Gioia 03 Arthur J. Buerk	04 Larry A. Culver 05 Marc Evanger	06 Lawrence L. Hood 07 George Hubman	all nominees (except as marked)	from all nominees

(Instruction: To withhold authority to vote for any indicated nominee, write the number(s) of the nominees(s) in the box provided to the right.)

For Holders of Series A Convertible Preferred Stock Only: If you are a holder of Series A Convertible Preferred Stock, you may cumulate your votes for election of directors. Your cumulative votes may be determined by multiplying (i) the number of shares of Series A Convertible Preferred Stock that you own by (ii) the number of directors on which on are entitled to vote (seven) by (iii) 1.18. If you wish to cumulate your votes for one or more nominee(s), please indicate the number of votes that you wish to cast for each nominee (the number of votes cannot exceed your cumulative vote total) on the line next to each nominee's name above.
2.	Ratification of appointment of PricewaterhouseCoopers LLP as independent accountants for the fiscal year ending March 30, 2003			☐ FOR ☐ AGAINST ☐ ABSTAIN

In their discretion, the Proxies are authorized to vote for the election of such substitute nominee(s) for director(s) as such Proxies shall select if any nominee(s) named above become(s) unable to serve and upon such other business as may properly come before the meeting and any adjournments thereof, including, among other things, a motion to adjourn the Annual Meeting or the vote on any item of business to another time or place for, the purpose of selecting additional proxies.
Date:

Signature(s) in Box
Please sign exactly as your name(s) appear on the Proxy. If held in joint tenancy, all persons must sign. Trustee, administrators, etc., should indicate full name of corporation and title of authorized officer signing the proxy
\*/ Please fold here \*/

PLEASE HELP US UPDATE OUR RECORDS. CONFIRM THE FOLLOWING INFORMATION
INCLUDED IN YOUR PROXY CARD ABOVE:

Name as it appears on my stock certificate(s) is exactly the same as shown above.
Yes ☐ No ☐
If No, please contact me at the following number or e-mail address:
Total Number of Common, A or B shares is exactly the same as shown above.
Yes ☐ No ☐
If No, please contact me at the following number or e-mail address:
Mailing Address as listed below is correct as shown.
Yes ☐ No ☐
If No, New Address:
RSVP REQUESTED:
YES, I WILL BE ATTENDING THE SHAREHOLDER MEETING
NO, I WILL NOT BE ATTENDING

QuickLinks

SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT
TULLY'S COFFEE CORPORATION 3100 Airport Way South Seattle, Washington 98134 NOTICE OF ANNUAL MEETING OF SHAREHOLDERS December 19, 2002
TULLY'S COFFEE CORPORATION 3100 Airport Way South Seattle, Washington 98134 PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS To Be Held December 19, 2002 8:00 a.m.
INFORMATION ABOUT THE ANNUAL MEETING AND VOTING